EXHIBIT 99.2

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	Oct 31, 2013	July 31, 2013	Oct 31, 2012

Net revenue	$29,131	$27,226	$29,959

Costs and expenses:
Cost of sales	22,437	20,859	22,711
Research and development	729	797	909
Selling, general and administrative	3,351	3,274	3,227
Amortization of intangible assets	317	356	372
Impairment of goodwill and intangible assets	-	-	8,847
Restructuring charges	371	81	378
Acquisition-related charges	3	4	3
Total costs and expenses	27,208	25,371	36,447

Earnings (loss) from operations	1,923	1,855	(6,488)

Interest and other, net	(103)	(146)	(188)

Earnings (loss) before taxes	1,820	1,709	(6,676)

Provision for taxes	(406)	(319)	(178)

Net earnings (loss)	$1,414	$1,390	$(6,854)

Net earnings (loss) per share:
Basic	$0.74	$0.72	$(3.49)
Diluted	$0.73	$0.71	$(3.49)

Cash dividends declared per share	$-	$0.29	$-

Weighted-average shares used to compute net earnings (loss) per share:
Basic	1,918	1,929	1,964
Diluted	1,940	1,948	1,964

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(In millions except per share amounts)

	Twelve months ended
	Oct 31,
	2013	2012
	(Unaudited)

Net revenue	$112,298	$120,357

Costs and expenses:
Cost of sales	86,380	92,385
Research and development	3,135	3,399
Selling, general and administrative	13,267	13,500
Amortization of intangible assets	1,373	1,784
Impairment of goodwill and intangible assets	-	18,035
Restructuring charges	990	2,266
Acquisition-related charges	22	45
Total costs and expenses	105,167	131,414

Earnings (loss) from operations	7,131	(11,057)

Interest and other, net	(621)	(876)

Earnings (loss) before taxes	6,510	(11,933)

Provision for taxes	(1,397)	(717)

Net earnings (loss)	$5,113	$(12,650)

Net earnings (loss) per share:
Basic	$2.64	$(6.41)
Diluted	$2.62	$(6.41)

Cash dividends declared per share	$0.55	$0.50

Weighted-average shares used to compute net earnings (loss) per share:
Basic	1,934	1,974
Diluted	1,950	1,974

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)

	October 31, 2013	October 31, 2012
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$12,163	$11,301
Accounts receivable	15,876	16,407
Financing receivables	3,144	3,252
Inventory	6,046	6,317
Other current assets	13,135	13,360

Total current assets	50,364	50,637

Property, plant and equipment	11,463	11,954

Long-term financing receivables and other assets	9,556	10,593

Goodwill and intangible assets	34,293	35,584

Total assets	$105,676	$108,768

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$5,979	$6,647
Accounts payable	14,019	13,350
Employee compensation and benefits	4,436	4,058
Taxes on earnings	1,203	846
Deferred revenue	6,477	7,494
Other accrued liabilities	13,407	14,271

Total current liabilities	45,521	46,666

Long-term debt	16,608	21,789

Other liabilities	15,891	17,480

Stockholders' equity:
HP stockholders' equity	27,269	22,436
Non-controlling interests	387	397

Total stockholders' equity	27,656	22,833

Total liabilities and stockholders' equity	$105,676	$108,768

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	October 31, 2013	July 31, 2013	October 31, 2012
Net revenue:(a)

Personal Systems	$8,579	$7,704	$8,727
Printing	6,044	5,803	6,080
Total Printing and Personal Systems Group(b)	14,623	13,507	14,807
Enterprise Group	7,594	6,786	7,459
Enterprise Services	5,759	5,843	6,352
Software	1,064	982	1,171
HP Financial Services	912	879	966
Corporate Investments	5	5	10
Total segments	29,957	28,002	30,765
Elimination of intersegment net revenue and other	(826)	(776)	(806)

Total HP consolidated net revenue	$29,131	$27,226	$29,959

Earnings before taxes:(a)

Personal Systems	$259	$228	$309
Printing	1,071	908	1,067
Total Printing and Personal Systems Group(b)	1,330	1,136	1,376
Enterprise Group	1,102	1,033	1,229
Enterprise Services	255	192	423
Software	328	201	318
HP Financial Services	102	99	104
Corporate Investments	(57)	(58)	(78)
Total segment earnings from operations	3,060	2,603	3,372

Corporate and unallocated costs and eliminations	(344)	(200)	(119)
Unallocated costs related to stock-based compensation expense	(102)	(107)	(141)
Amortization of intangible assets	(317)	(356)	(372)
Impairment of goodwill and intangible assets	-	-	(8,847)
Restructuring charges	(371)	(81)	(378)
Acquisition-related charges	(3)	(4)	(3)
Interest and other, net	(103)	(146)	(188)

Total HP consolidated earnings (loss) before taxes	$1,820	$1,709	$(6,676)

(a)
HP has implemented certain organizational realignments in the first quarter of fiscal 2013. As a result of these realignments, HP has re-evaluated its segment financial reporting structure and, effective in the first quarter of fiscal 2013, created two new financial reporting segments, the Enterprise Group segment and the Enterprise Services segment, and eliminated two other financial reporting segments, the Enterprise Servers, Storage and Networking (“ESSN”) segment and the Services segment. The Enterprise Group segment consists of the business units within the former ESSN segment and most of the services offerings of the Technology Services (“TS”) business unit, which was previously a part of the former Services segment. The Enterprise Services segment consists of the Applications and Business Services (“ABS”) and Infrastructure Technology Outsourcing (“ITO”) business units from the former Services segment, along with the end-user workplace support services business that was previously a part of the TS business unit. Taking into account these changes, HP has the following seven financial reporting segments: Personal Systems, Printing, the Enterprise Group, Enterprise Services, Software, HP Financial Services and Corporate Investments.

Also as a result of these realignments, the financial results of the Personal Systems commercial products support business, which were previously reported as part of the TS business unit, will now be reported as part of the Other business unit within the Personal Systems segment, and the financial results of the portion of the business intelligence services business that had continued to be reported as part of the Corporate Investments segment following the implementation of prior realignment actions will now be reported as part of the ABS business unit. In addition, the end-user workplace support services business, which, as noted above, was previously a part of the TS business unit and will now become a part of the Enterprise Services segment, will be reported as part of the ITO business unit within that segment.

To provide improved visibility and comparability, HP has reflected these changes to its reporting structure in prior financial reporting periods on an as-if basis, which has resulted in the transfer of revenue and operating profit among the Personal Systems, the Enterprise Group, Enterprise Services and Corporate Investments segments. These changes had no impact on the previously reported financial results for the Printing, Software or HP Financial Services segments. In addition, none of these changes impacted HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)
The Personal Systems segment and the Printing segment are structured beneath a broader Printing and Personal Systems Group (“PPS”). While PPS is not a financial reporting segment, HP provides financial data aggregating the segments within it in order to provide a supplementary view of its business.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(In millions)

	Twelve months ended
	October 31,
	2013	2012
	(Unaudited)
Net revenue:(a)

Personal Systems	$32,071	$35,725
Printing	23,854	24,487
Total Printing and Personal Systems Group(b)	55,925	60,212
Enterprise Group	28,183	29,779
Enterprise Services	23,520	25,609
Software	3,913	4,060
HP Financial Services	3,629	3,819
Corporate Investments	24	58
Total Segments	115,194	123,537
Elimination of intersegment net revenue and other	(2,896)	(3,180)

Total HP consolidated net revenue	$112,298	$120,357

Earnings before taxes:(a)

Personal Systems	$949	$1,689
Printing	3,890	3,585
Total Printing and Personal Systems Group(b)	4,839	5,274
Enterprise Group	4,301	5,194
Enterprise Services	679	1,045
Software	866	827
HP Financial Services	399	388
Corporate Investments	(236)	(233)
Total segment earnings from operations	10,848	12,495

Corporate and unallocated costs and eliminations	(832)	(787)
Unallocated costs related to stock-based compensation expense	(500)	(635)
Amortization of intangible assets	(1,373)	(1,784)
Impairment of goodwill and intangible assets	-	(18,035)
Restructuring charges	(990)	(2,266)
Acquisition-related charges	(22)	(45)
Interest and other, net	(621)	(876)

Total HP consolidated earnings (loss) before taxes	$6,510	$(11,933)

(a)
HP has implemented certain organizational realignments in the first quarter of fiscal 2013. As a result of these realignments, HP has re-evaluated its segment financial reporting structure and, effective in the first quarter of fiscal 2013, created two new financial reporting segments, the Enterprise Group segment and the Enterprise Services segment, and eliminated two other financial reporting segments, the Enterprise Servers, Storage and Networking (“ESSN”) segment and the Services segment. The Enterprise Group segment consists of the business units within the former ESSN segment and most of the services offerings of the Technology Services (“TS”) business unit, which was previously a part of the former Services segment. The Enterprise Services segment consists of the Applications and Business Services (“ABS”) and Infrastructure Technology Outsourcing (“ITO”) business units from the former Services segment, along with the end-user workplace support services business that was previously a part of the TS business unit. Taking into account these changes, HP has the following seven financial reporting segments: Personal Systems, Printing, the Enterprise Group, Enterprise Services, Software, HP Financial Services and Corporate Investments.

Also as a result of these realignments, the financial results of the Personal Systems commercial products support business, which were previously reported as part of the TS business unit, will now be reported as part of the Other business unit within the Personal Systems segment, and the financial results of the portion of the business intelligence services business that had continued to be reported as part of the Corporate Investments segment following the implementation of prior realignment actions will now be reported as part of the ABS business unit. In addition, the end-user workplace support services business, which, as noted above, was previously a part of the TS business unit and will now become a part of the Enterprise Services segment, will be reported as part of the ITO business unit within that segment.

To provide improved visibility and comparability, HP has reflected these changes to its reporting structure in prior financial reporting periods on an as-if basis, which has resulted in the transfer of revenue and operating profit among the Personal Systems, the Enterprise Group, Enterprise Services and Corporate Investments segments. These changes had no impact on the previously reported financial results for the Printing, Software or HP Financial Services segments. In addition, none of these changes impacted HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)
The Personal Systems segment and the Printing segment are structured beneath a broader Printing and Personal Systems Group (“PPS”). While PPS is not a financial reporting segment, HP provides financial data aggregating the segments within it in order to provide a supplementary view of its business.